                             OCC ACCUMULATION TRUST
                          Prospectus dated May 1, 2001

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolios (the "Portfolios"):





                                Equity Portfolio

                        Science and Technology Portfolio

                               Small Cap Portfolio





Shares of the Portfolios are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved or disapproved of any Portfolio's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep for future reference.

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----
Risk/Return Summary........................................................3

Portfolios Fees & Expenses.................................................7

Sub-Advisor's Past Performance.............................................8

Principal Investment Strategies............................................9

Risks.....................................................................10

Investment Policies.......................................................12

Fund Management...........................................................13

Share Price...............................................................15

Distributions and Taxes...................................................16

Financial Highlights......................................................16

                               RISK/RETURN SUMMARY

INVESTMENT GOALS             Equity Portfolio...................Long term
                                                                capital
                                                                appreciation

                             Small Cap Portfolio................Capital
                                                                appreciation

                             Science and Technology Portfolio...Capital
                                                                appreciation


PRINCIPAL INVESTMENT
STRATEGIES                          -   The Equity  Portfolio  invests
                                        primarily in equity securities that the investment adviser believes are undervalued in the marketplace.

                                    -   The Science and Technology Portfolio
                                        invests primarily in equity securities
                                        of companies which use innovative
                                        technologies to gain a strategic
                                        competitive advantage in their industry, as well as companies that provide and service those technologies.

                                    -   The Small Cap Portfolio invests
                                        primarily in equity securities of
                                        companies with market capitalizations
                                        under $2 billion.

INVESTMENT
PHILOSOPHY                          OpCap Advisors is the investment adviser to
                                    all of the Portfolios. OpCap Advisors has retained PIMCO Equity Advisors, a division of PIMCO Advisors L.P. ("PIMCO Equity
                                    Advisors"), as sub-adviser to the Science and Technology Portfolio.

                                    For the equity investments it manages
                                    directly, i.e., the Equity and Small Cap
                                    Portfolios, OpCap Advisors applies
                                    principles of value investing, although the individual portfolio managers may implement those principles differently.

                                    When selecting equity securities, OpCap
                                    Advisors believes there are two major
                                    components of value.

                                    - A company's ability to generate earnings that contribute to shareholder value. OpCap Advisors considers discretionary cash flow-cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company's potential to add economic value.

                                    -   Price - OpCap Advisors looks for market
                                        undervaluation great enough to offer the potential for upside reward with what it believes is modest downward risk.

                                    OpCap Advisors uses fundamental company
                                    analysis to select securities. Fundamental company analysis involves intensive evaluation of historic financial data including:

                                    -   Company financial statements
                                    -   Market share analysis
                                    -   Unit volume growth
                                    -   Barriers to entry
                                    -   Pricing policies
                                    -   Management record.

                                    OpCap Advisors uses fundamental company
                                    analysis to select companies they believe have one or more of the following characteristics:

                                    -   substantial and growing discretionary
                                        cash flow
                                    -   strong shareholder value-oriented
                                        management
                                    -   valuable consumer or commercial
                                        franchises
                                    -   high returns on capital
                                    -   favorable price to intrinsic value
                                        relationship.

                                    In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks to take advantage of maturities and individual issues that it believes are inexpensive and have the potential to provide superior returns. In evaluating high yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.

                                    There can be no assurance that OpCap
                                    Advisors will achieve its goals.

                                    PIMCO Equity Advisors acts as sub-adviser to the Science and Technology Portfolio.

                                    PIMCO Equity Advisors' investment philosophy focuses on the wealth-creating characteristics of a growing business. By combining the characteristics of growth, quality, and time, its investment process seeks to capture the powerful compounding effect of a growing enterprise. PIMCO Equity Advisors seeks to invest in superior companies and then monitor accounts to ensure that it maintains a portfolio of the highest quality companies available. The investment process includes both quantitative and qualitative screens at identifying candidate securities. PIMCO Equity Advisors aims to significantly outperform the relevant market index over the long term and to control risk relative to the market. There can be no assurance that it will achieve these goals.

PRINCIPAL  RISKS
                                    You could lose money or the Portfolios could underperform other investments if any of the following happens:

                                    -   The stock market goes down
                                    -   The Portfolio's investment style (i.e.,
                                        value or growth) falls out of favor with the stock market
                                    - The Portfolio's investment sector (e.g., small cap, technology or foreign securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid

                                    - For the Equity and Small Cap Portfolios, the market undervalues the stocks held for longer than expected, or the stocks purchased turn out not to be undervalued

                                    - The stocks selected for growth potential do not achieve such growth.

                                    If you invest in the Portfolios that invest in debt securities, you could lose money or your investment may underperform other investments if any of the following happens:

                                    -   Interest rates rise and the bond market
                                        goes down

                                    -   Issuers of debt instruments cannot
                                        meet their obligations

                                    -   Bond issuers' call bonds selling at a
                                        premium to their call price before the
                                        maturity date

                                    -   Loans securing mortgage-backed
                                        obligations prepay principal more
                                        rapidly than expected. The Portfolios
                                        may have to reinvest these prepayments
                                        at lower rates.

BAR CHART &
PERFORMANCE
TABLE

                     The bar charts provide some indication of the risks of investing in the Portfolios by showing changes in the performance of each Portfolio's shares from year to year over the past 10 or less full calendar years during the life of each Portfolio and the highest and lowest quarterly return during the same period for each Portfolio. Performance is not shown in a table for the Science and Technology Portfolio because it does not have a full calendar year of performance. Supplemental performance of the sub-adviser with regard to the Science & Technology Portfolio can be found in the section captioned "Sub-Adviser's Past Performance" after the section "Fees & Expenses of the Portfolios."

                     The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. The Portfolios' performance does not reflect charges and deductions which are imposed under the variable contracts. Performance results after charges and deductions will be lower.

          EQUITY PORTFOLIO

         Year    Performance
         ----    -----------
         1991       31.22%
         1992       17.90%
         1993        7.85%
         1994        3.81%
         1995       38.85%
         1996       23.36%
         1997       26.63%
         1998       11.86%
         1999        2.54%
         2000        9.91%

During the periods shown in the bar chart, the highest quarterly return was 14.17% (for the quarter ended March 31, 1991) and the lowest quarterly return was (12.35)% (for the quarter ended September 30, 1998).

         SMALL CAP PORTFOLIO

         Year    Performance
         ----    -----------
         1991       48.12 %
         1992       21.49 %
         1993       19.51 %
         1994       (1.01)%
         1995       15.23 %
         1996       18.72 %
         1997       22.24 %
         1998       (9.03)%
         1999       (1.80)%
         2000       44.22 %

During the periods shown in the bar chart, the highest quarterly return was 19.20% (for the quarter ended March 31, 1991) and the lowest quarterly return was (17.26)% (for the quarter ended September 30, 1998).

The table below shows how the average annual returns for one year, five years and for the life of the Equity Portfolio compare to that of the Standard & Poor's Composite Index of 500 Stocks and how the average annual returns for the Small Cap Portfolio compare to the Russell 2000. The table gives some indication of the risks of the Portfolios by comparing the performance of each Portfolio with a broad measure of market performance. The Science & Technology Portfolio does not have a one year track record yet.

          Average Annual Total Returns for the periods ended December 31, 2000
          --------------------------------------------------------------------

                                            Past Year                  Past 5 Years             Since Inception
                                            ---------                  ------------             ---------------
EQUITY PORTFOLIO                               9.91%                     14.54%                       15.22%*
                                               -----                     ------                       -------

SMALL CAP PORTFOLIO                           44.22%                     13.35%                       13.85%*
                                              ------                     ------                       -------

RUSSELL 2000 INDEX                            (3.03)%                    10.31%                       11.67%
                                              -------                    ------                       ------

*On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. The total net assets for the Equity and Small Cap Portfolios immediately after the transaction were $86,789,755 and $139,812,573, respectively, with respect to the Old Trust and for the Equity and Small Cap Portfolios, $3,764,598 and $8,129,274, respectively, with respect to the Fund. For the period prior to September 16, 1994, the performance figures above for the Equity, and Small Cap Portfolios reflect the performance of the corresponding Portfolios of the Old Trust. The Old Trust commenced operations on August 1, 1988.

                          PORTFOLIO FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares in the Portfolios.

SHAREHOLDER FEES--FEES YOU PAY DIRECTLY                                  None

    Annual Fund Operating Expenses - Expenses that are deducted from Fund assets

                                                                                         Total Annual Fund
                                             Management Fees       Other Expenses        Operating Expenses
  Equity Portfolio                              0.80%                  0.15%                   0.95%
  Science & Technology Portfolio*               0.00%                  1.04%                   1.04%
  Small Cap Portfolio                           0.80%                  0.10%                   0.90%

*If OpCap Advisors did not waive a portion of its fees, Management Fees and Total Annual Fund Operating Expenses would have been 0.80% and 1.82% respectively, for the Science and Technology Portfolio.

EXAMPLE:

This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment assuming: (1) 5% annual return; (2) the Fund's operating expenses remain the same, and (3) you redeem all your shares at the end of each period in the table.

                                                1 Year           3 Years           5 Years          10 Years
  Equity Portfolio                                $97              $303              $525            $1,166
  Science & Technology Portfolio                 $106              $331              $574            $1,271
  Small Cap Portfolio                             $92              $287              $498            $1,108


                         SUB-ADVISER'S PAST PERFORMANCE

The performance results shown below represent composite returns (the "Composite") derived from performance data furnished by PIMCO Equity Advisors which is sub-adviser to the Science and Technology Portfolio, the ("Growth Portfolio"). The Composite is comprised of all accounts managed by PIMCO Equity Advisors with substantially similar investment objectives, policies and strategies as the Growth Portfolio.

The Composite has not been subject to the same types of expenses and restrictions to which the Growth Portfolio is subject under the Investment Company Act and the Internal Revenue Code. The information regarding the performance of the Composite does not represent the Growth Portfolio's performance. Such information should not be considered a prediction of the future performance of the Growth Portfolio. The Growth Portfolio is newly organized and has no performance record of its own.

The table below shows the average annual total return of the Composite managed by PIMCO Equity Advisors for the periods set forth below. The Composite returns are also compared against its relevant benchmark (which is the same benchmarks for the Growth Portfolio). The past performance data for the Composite has been adjusted to reflect the management fees and other expenses actually paid by the Growth Portfolio and assumes the reinvestment of all dividends and distributions. The fees and expenses paid by the Growth Portfolio will be higher than the fees and expenses paid by the Composite. The performance of the Composite would have been lower than that shown below if the Composite had been subject to the fees and expenses of the Growth Portfolio and to other restrictions applicable to investment companies under relevant laws.

                                  AVERAGE ANNUAL TOTAL RETURN
                                  ---------------------------

                                                                                           SINCE
                                      1998              1999              2000          INCEPTION(2,3)
                                      ----              ----              ----          --------------
Science and Technology
Composite                            37.22(1)           139.75           -28.77             46.02

Lipper Science & Technology
Index                                39.06(1)           113.90           -30.27             29.90

         (1) Performance is for the period October 1, 1998 through December 31, 1998.
         (2) The inception period for the Science and Technology Composite and Target Composite is 4/1/99.
         (3) For the period ended December 31, 2000.

Average Annual Total Return: Composite results are measured internally based upon trade date accounting and include the reinvestment of dividends and interest. Results for the full historical period are time weighted. The Composite is valued monthly and portfolio returns are asset weighted using beginning-of-month market values. Quarterly, annual and annualized periods are calculated based upon geometrically linked monthly returns.

The benchmark (or index) for the Composite is a measure of the broad market for the technology strategy. The index is included to provide a detailed basis of comparison. The index is unmanaged and reflects past performance, which is not indicative of future results. For comparison purposes, the unmanaged index is fully invested and returns are gross of investment management fees.

                         PRINCIPAL INVESTMENT STRATEGIES

EQUITY PORTFOLIO
----------------

Q    What is the Portfolio's investment objective?

A Long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value approach to investing.

Q    What is the Portfolio's investment program?

A The Equity Portfolio invests primarily in equity securities of companies that OpCap Advisors believes are undervalued in the marketplace. Under normal conditions, the Portfolio will invest in equity securities listed on the New York Stock Exchange and on other U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets.

Q    What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. Equity investors should have a long term investment horizon and should be prepared for the ups and downs of the stock markets.

SCIENCE AND TECHNOLOGY PORTFOLIO
--------------------------------

Q    What is the Portfolio's investment objective?

A    Capital appreciation.

Q    What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies which PIMCO Equity Advisors believes uses innovative technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. Although the Portfolio emphasizes technology companies, it is not required to invest exclusively in companies in a particular business sector. The Portfolio is concentrated, investing in approximately 25 mid and large cap stocks. The majority of the stocks purchased by the Portfolio will be listed on a domestic stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter market, purchase and sell foreign currencies and use derivatives for risk management purposes or as part of its investment strategy. In response to unfavorable market and other conditions, the Portfolio may invest temporarily in high-quality fixed income securities.

Q    What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. Opportunities for technology companies may result from the competitive strategic advantages associated with the use and service of innovative technologies as well as from the successful development and sale of those technologies.

SMALL CAP PORTFOLIO
-------------------

Q    What is the Portfolio's investment objective?

A Capital appreciation through a diversified portfolio consisting primarily of securities of companies with market capitalizations of under $2 billion at time of purchase.

Q    What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies with market capitalizations under $2 billion at the time of purchase that OpCap Advisors believes are undervalued in the marketplace. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. Opportunities for value creation for small cap companies could result from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. Additional analysts follow a small cap stock, investor demand for the stock may increase which should result in capital appreciation.

                                      RISKS

Q What are the risks of investing in the Portfolios?

A The Equity, Science and Technology and Small Cap Portfolios invest principally in equity securities which may be affected by the following:

     STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments and you can lose money on your investments.

     Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

     STOCK PICKING - The portfolio manager may select stocks that have prices that turn out not to be undervalued or do not achieve expectations for growth in income or revenues.

     ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

     SMALL CAP VOLATILITY - Small cap stocks are more volatile and have less trading volume than both large cap and mid cap stocks.

     SECTOR RISK - OpCap Advisors are bottom up investment managers. That means that they select securities for a Portfolio based on the investment merits of a particular issue rather than the business sector. The Science and Technology Portfolio will invest primarily in technology related companies. Companies dependent on new technology and innovative products are more volatile than well established, older companies.

     INVESTMENT STYLES - Value or growth stocks may be out of favor for a period of time. Both investment styles can produce poor returns for a period of time.

     FOREIGN EXPOSURE - When selecting foreign securities for the Portfolios, OpCap Advisors use approximately the same standards that they set for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have additional risks than U.S. securities.

     - Political Risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

     - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

     - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

     - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

     - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

     - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolios presently intend to limit investment in emerging markets to no more than 5% of their total assets.

To the extent that the Portfolios invest in debt securities, the Portfolios are exposed to these risks:

     - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

     - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

     - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.

                               INVESTMENT POLICIES

Q    Can a Portfolio change its investment objective and investment policies?

A Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q    Can the Portfolios use derivative instruments?

A Yes. The Equity, Science and Technology and Small Cap Portfolios may use the following derivative instruments:

     -   futures contracts
     -   options on futures contracts
     -   forward foreign currency contracts
     -   covered calls written on individual securities
     -   uncovered calls and puts
     -   options on stock indices
     -   swaps.

     The Equity and Small Cap Portfolios do not expect to use derivative instruments significantly, if at all. The Science and Technology Portfolio will sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk, and may use derivative instruments to meet their investment objectives.

Q    What are the risks of derivative instruments?

A    Derivative instruments can reduce the return of a Portfolio if :

     -  Its investment adviser uses a derivative instrument at the wrong time

     - The prices of a Portfolio's futures or options positions are not correlated with its other investments

     -  A Portfolio cannot close out a position because of an illiquid market.

Q    Do the Portfolios expect to engage in short-term trading?

A The Portfolios do not expect to engage in frequent short-term trading. The Financial Highlights table in this prospectus shows the turnover rates during prior fiscal years for the Portfolios that were active during this period.

Q    Can the Portfolios vary from their investment goals?

A When a Portfolio's investment adviser or subadviser thinks market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.

                                 FUND MANAGEMENT

OPCAP ADVISORS
--------------

The Board of Trustees of the Fund has hired OpCap Advisors to serve as manager of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with approximately $37 billion of assets under management as of December 31, 2000. They are indirect wholly-owned subsidiaries of PIMCO Advisors L.P. The mailing address is 1345 Avenue of the Americas, New York, New York 10105.

The general partners of PIMCO Advisors L.P. are PIMCO Partners G.P. and PIMCO Advisors Holding L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holdings LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management Company, a subsidiary of PIMCO Advisors L.P. PIMCO Partners, G.P. is the sole general partner of PAH.

Through its ownership of PAH, Allianz AG ("Allianz") is the majority owner of PIMCO Advisors L.P. and its subsidiaries, including OpCap Advisors. Pacific Life Insurance Company owns approximately 30% in PIMCO Advisors L.P. Allianz is the world's second largest insurance company and a leading provider of financial services, particularly in Europe, and is represented in more than 70 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. Allianz currently has assets under management of more than $700 billion.

OpCap Advisors and PIMCO Advisors have been in business as investment advisers since 1987 and Oppenheimer Capital has been in business as an investment adviser since 1969.

OpCap Advisors manages the investments of certain Portfolios (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital, PIMCO Advisors and OpCap Advisors perform these services.

Each Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. In the case of the Science and Technology Portfolio for which OpCap Advisors has retained PIMCO Equity Advisors as subadvisor, OpCap Advisors (and not the Fund) pays a portion of the advisory fees its receives to PIMCO Equity Advisors in return for its services. The Portfolios of the Fund listed below paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal period ended December 31, 2000:

   Equity Portfolio....................................................0.80%
   Small Cap Portfolio.................................................0.80%
   Science and Technology Portfolio....................................0.00%*

*If OpCap Advisors did not waive a portion of its fees, Management Fees and Total Annual Fund Operating Expenses would have been 0.80% and 1.82% respectively, for the Science and Technology Portfolio.

The Fund pays OpCap Advisors at the annual rate of 0.80% of the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% of assets in excess of $800 million.

OpCap Advisors will pay PIMCO Equity Advisors fees at the annual rate of 0.40% of the first $400 million of average net assets, 0.375% on the next $400 million of average net assets and 0.35% of assets in excess of $800 million with respect to the Science and Technology Portfolio.

PIMCO EQUITY ADVISORS
---------------------

PIMCO Equity Advisors acts as subadviser to the Science and Technology Portfolio. PIMCO Equity Advisors is a division of PIMCO Advisors L.P., which has its principal offices at 800 Newport Center Drive, Newport Beach, California 92660. Organized in 1987, PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2000 PIMCO Advisors and its subsidiary partnerships had approximately $280 billion in assets under management.

PORTFOLIO MANAGERS

[PHOTO] John Lindenthal, Managing Director and senior equity portfolio manager and analyst at Oppenheimer Capital, is the portfolio manager of the Equity Portfolio. He brings 31 years of investment experience to his current position. Mr. Lindenthal joined Oppenheimer Capital in 1979 from Bank of America where he was a senior portfolio manager responsible primarily for pension assets. Mr. Lindenthal graduated from the University of Santa Clara in California with a BS in Economics and an MBA in Finance.


[PHOTO] Mark Degenhart, Senior Vice President, has been a portfolio manager of the Small Cap Portfolio since February 1999. He joined Oppenheimer Capital in January 1999 with responsibilities including research, analysis and investment management. Prior to joining the firm, he was Director of Research and Associate Portfolio Manager at Palisade Capital Management since 1993. He has a BS degree in marketing from the University of Scranton.


[PHOTO] Dennis McKechnie, a Certified Financial Analyst, is a Managing Director of PIMCO Equity Advisors. Mr. McKechnie is the manager of the Science and Technology Portfolio and joined PIMCO Equity Advisors in January 1999. He has eight years of investment management experience as the Vice President for Columbus Circle Investors from April 1991 to January 1999. Mr. McKechnie has a BS in Electrical Engineering from Purdue University and a MBA from Columbus Business School.


                                   SHARE PRICE

The Fund calculates each Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of a Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

                            TOTAL PORTFOLIO ASSETS - LIABILITIES
         Net Asset Value =  ----------------------------------------
                            NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund uses the market prices of securities to value a Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolios do not price their shares so the net asset value of a Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.

                             DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

Each Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolios' financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table below has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the corresponding Portfolios' financial statements, is incorporated by reference in the Fund's SAI, which is available upon request.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                                                   YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------------
                                                              2000           1999          1998           1997           1996
                                                          ----------     ----------     ----------     ----------    ----------
Net asset value, beginning of year ....................       $37.56         $38.70         $36.52         $30.07        $25.05
                                                          ----------     ----------     ----------     ----------    ----------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income .................................         0.25           0.25           0.39           0.39          0.21
Net realized and unrealized gain
  on investments ......................................         2.39           0.62           3.84           7.34          5.52
                                                          ----------     ----------     ----------     ----------    ----------
  Total income from investment operations .............         2.64           0.87           4.23           7.73          5.73
                                                          ----------     ----------     ----------     ----------    ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income .................................        (0.30)         (0.36)         (0.39)         (0.28)        (0.24)
Net realized gains ....................................        (3.81)         (1.65)         (1.66)         (1.00)        (0.47)
                                                          ----------     ----------     ----------     ----------    ----------
  Total dividends and distributions to shareholders ...        (4.11)         (2.01)         (2.05)         (1.28)        (0.71)
                                                          ----------     ----------     ----------     ----------    ----------

Net asset value, end of year ..........................       $36.09         $37.56         $38.70         $36.52        $30.07
                                                          ==========     ==========     ==========     ==========    ==========

TOTAL RETURN (1) ......................................         9.9%           2.5%          11.9%          26.6%         23.4%


RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000's) .......................      $88,613        $70,512        $48,711        $28,820       $19,843
Ratio of expenses to average net assets (2) ...........         0.95%          0.91%          0.94%          0.99%         0.93%(3)
Ratio of net investment income to average net assets ..         0.78%          0.86%          1.36%          1.25%         1.29%(3)
Portfolio Turnover ....................................           58%            84%            29%            32%           36%

-----------------------------------------------------------------------------------------------------------------------------------

(1)  Assumes reinvestment of all dividends and distributions.
(2)  Inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal year indicated above, the Adviser waived a portion of its fees. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.05% and 1.17%, respectively.

                             OCC ACCUMULATION TRUST
                               SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                                                  YEAR ENDED DECEMBER 31,
                                                             ---------------------------------------------------------------
                                                                2000        1999         1998          1997           1996
                                                             --------     --------     --------     --------        --------
Net asset value, beginning of year ......................      $22.52       $23.10       $26.37       $22.61          $19.91
                                                             --------     --------     --------     --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...................................        0.26         0.14         0.14         0.08            0.14
Net realized and unrealized gain (loss) on investments...        9.62        (0.57)       (2.38)        4.73            3.45
                                                             --------     --------     --------     --------        --------
Total income (loss) from investment operations ..........        9.88        (0.43)       (2.24)        4.81            3.59
                                                             --------     --------     --------     --------        --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...................................       (0.14)       (0.15)       (0.09)       (0.13)          (0.25)
Net realized  gains .....................................          -             -        (0.94)       (0.92)          (0.64)
                                                             --------     --------     --------     --------        --------
Total dividends and distributions to shareholders .......       (0.14)       (0.15)       (1.03)       (1.05)          (0.89)
                                                             --------     --------     --------     --------        --------
Net asset value, end of year ............................      $32.26       $22.52       $23.10       $26.37          $22.61
                                                             ========     ========     ========     ========        ========
TOTAL RETURN (1) ........................................        44.2%        (1.8)%       (9.0)%       22.2%           18.7%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) .........................     $224,669     $151,290     $155,506     $110,565         $34,257
Ratio of expenses  to average net assets (2) ............         0.90%        0.89%        0.88%        0.97%           0.93%(3)
Ratio of net investment income to average net assets ....         1.03%        0.61%        0.72%        0.64%           1.03%(3)
Portfolio Turnover ......................................          114%          99%          51%          68%             50%

---------------------------------------------------------------------------------------------------------------------------------

(1)  Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).
(3) During the fiscal year indicated above, the Adviser waived a portion of its fees. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.01% and 0.95%, respectively.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD
                    APRIL 12, 2000* THROUGH DECEMBER 31, 2000


Net asset value, beginning of period .....................       $10.00
                                                                 ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ......................................        (0.03)
Net realized and unrealized loss on investments ..........        (3.90)
                                                                 ------
  Total loss from investment operations ..................        (3.93)
                                                                 ------

Net asset value, end of period ...........................        $6.07
                                                                 ======

TOTAL RETURN (1) .........................................       (39.3)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................       $1,822
Ratio of expenses to average net assets (2)(3)(4) ........         1.04%
Ratio of net investment loss to average net assets (3)(4).        (0.39)%
Portfolio Turnover .......................................           79%

-------------------------------------------------------------------------

 *   Commencement of operations.
(1)  Total return for a period of less than one year is not annualized.
(2)  Inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal period indicated above, the Adviser waived a portion of its fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment loss to average net assets would have been 1.82% (annualized) and (1.17%) (annualized), respectively.
(4)  Annualized

For investors who want more information about the Portfolios, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258.

You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102
     Telephone:  1-202-942-8090

     Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.



OCC ACCUMULATION TRUST

Equity Portfolio

Science and Technology Portfolio

Small Cap Portfolio